SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
               event reported): June 11, 1996


                             Christiana Companies, Inc.
             (Exact name of registrant as specified in its charter)


     Wisconsin                       1-3846                    95-1928079
   (State or other              (Commission File              (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                    777 East Wisconsin Avenue, Suite 3380
           (Address of principal executive offices including zip code)


                                 (414) 291-9000
                         (Registrant's telephone number)

   Item 5.  Other Events.

             The press release attached as Exhibit 99 is incorporated by reference herein.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHRISTIANA COMPANIES, INC.



   Date:  June 11, 1996               By:/s/ William T. Donovan
                                         William T. Donovan
                                         Executive Vice President

                                  EXHIBIT INDEX

   Exhibit No.                     Description

        99                 Press Release dated June 11, 1996